Exhibit (c) (29)

For Discussion Purposes Only

Strictly Private and Confidential

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

September 14, 2012

STRICTLY PRIVATE AND CONFIDENTIAL

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

This presentation was prepared exclusively for the benefit and internal use of the J.P. Morgan client to whom it is directly addressed and delivered (including such client’s subsidiaries, the “Company”) in order to assist the Company in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure, in whole or in part, to any other party. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan. Neither this presentation nor any of its contents may be disclosed or used for any other purpose without the prior written consent of J.P. Morgan.

The information in this presentation is based upon any management forecasts supplied to us and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. J.P. Morgan’s opinions and estimates constitute J.P. Morgan’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Company or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of the Company or any other entity. J.P. Morgan makes no representations as to the actual value which may be received in connection with a transaction nor the legal, tax or accounting effects of consummating a transaction. Unless expressly contemplated hereby, the information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects.

Notwithstanding anything herein to the contrary, the Company and each of its employees, representatives or other agents may disclose to any and all persons, without limitation of any kind, the U.S. federal and state income tax treatment and the U.S. federal and state income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. federal or state income tax strategy provided to the Company by J.P. Morgan.

J.P. Morgan’s policies prohibit employees from offering, directly or indirectly, a favorable research rating or specific price target, or offering to change a rating or price target, to a subject company as consideration or inducement for the receipt of business or for compensation. J.P. Morgan also prohibits its research analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investors.

IRS Circular 230 Disclosure: JPMorgan Chase & Co. and its affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with JPMorgan Chase & Co. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

J.P. Morgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by a combination of J.P. Morgan Securities LLC, J.P. Morgan plc, J.P. Morgan Securities Ltd. and the appropriately licensed subsidiaries of JPMorgan Chase & Co. in Asia-Pacific, and lending, derivatives and other commercial banking activities are performed by JPMorgan Chase Bank, N.A. J.P. Morgan deal team members may be employees of any of the foregoing entities.

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only
Strictly Private and Confidential

J.P. Morgan's dedicated team for Denali's Special Committee

Senior Sponsorship	**Jamie Dimon** *Chairman & CEO* 212-270-1111 jamie.dimon@jpmchase.com	**Mike Cavanagh** *Co-CEO,* *Corporate & Investment Bank* 212-270-2288 mike.cavanagh@jpmchase.com		**Jimmy Lee** *Vice Chairman* 212-270-1301 james.b.lee@jpmorgan.com
Mergers & Acquisitions	**Jim Woolery** *Managing Director,* *Co-Head of North American M&A* 212-622-1324 jim.woolery@jpmorgan.com	**Drago Rajkovic** *Managing Director,* *Head of Technology M&A* 415-315-8100 drago.rajkovic@jpmorgan.com		**Marvin Larbi-Yeboa** *Executive Director,* *Technology M&A* 415-315-4955 marvin.a.larbi-yeboa@jpmorgan.com
Technology Investment Banking	**Kurt Simon** *Managing Director,* *Head of TMT* 415-315-8600 kurt.simon@jpmorgan.com	**Curt Sigfstead** *Managing Director,* *Head of Systems Technology IB* 415-315-8408 curt.sigfstead@jpmorgan.com		**Saurabh Srinivasan** *Vice President,* *Systems Technology IB* 415-315-8786 saurabh.srinivasan@jpmorgan.com
Capital Markets	**Andy O'Brien** *Managing Director,* *Global Co-Head of Debt Capital Markets* 212-270-4004 andrew.j.obrien@jpmorgan.com	**Raj Kapadia** *Managing Director,* *Head of Technology Leveraged Finance* 212-270-5510 rajesh.kapadia@jpmorgan.com		**Ira Fox** *Vice President,* *Technology Leveraged Finance* 212-270-2643 ira.m.fox@jpmorgan.com
Corporate Finance & Ratings Advisory	**Ben Berinstein** *Managing Director,* *Co-Head of Corporate Finance Advisory* 212-270-3675 ben.berinstein@jpmorgan.com	**Andrew Gold** *Executive Director,* *Ratings Advisory* 212-270-4994 andrew.gold@jpmorgan.com	**Financial Institutions Investment Banking**	**Mark Feldman** *Managing Director, Co-Head of Specialty Finance & Alternative Asset Management* 212-622-6056 mark.feldman@jpmorgan.com

PRESENTATION TO THE DENALI SPECIAL COMMITTEE
DENALI
1
J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Discussion topics

Situation overview

Key threshold questions

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

Situation overview

Denali’s founding shareholder has expressed an interest to the lead independent director in exploring the possibility of making a proposal to take the company private

The founding shareholder has informally discussed this possibility with Sponsor A, Silver Lake Partners and Southeastern Asset Management (7.5%¹ shareholder) and has retained legal counsel The founding shareholder currently owns 15.4% of Denali’s outstanding shares² The founding shareholder’s total net worth is estimated to be $15.9B as of March 2012³ with more than $10 billion managed by the founding shareholder’s private investment fund

The founding shareholder, Silver Lake and Sponsor A have executed NDAs which restrict their ability to:

Communicate with each other (other than discussions with the founding shareholder), other parties and Denali regarding the proposed transaction Engage with and retain financing sources Share and receive information without the Committee’s consent Enter into any agreement with respect to Denali, its securities or a potential transaction without the Committee’s consent Make any acquisition proposal unless invited by the Committee The founding shareholder has agreed to remain neutral

Silver Lake and Sponsor A have submitted preliminary diligence request lists, but no diligence has been provided

No offer has been submitted

Management is in the process of updating forecasts given the weak start to Q3 and recently revised guidance

1 Southeastern Asset Management ownership based on 13-F as of 6/30/12

2 Ownership percentage based on Denali’s proxy as of 05/24/12 and includes 1.6% beneficially owned by the founding shareholder’s spouse

³ The founding shareholder’s approximate net worth based on Forbes’ estimate as of March 2012

SITU A T ION O VERVI EW

DE N A L I 4

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Key threshold issues / questions

What is the intrinsic value of the company?

Is the status quo sustainable? What value creating alternatives are available?

Is now an appropriate time to explore a change of control transaction?

What is the feasibility of a transaction, including a leveraged buyout (“LBO”)?

What is the optimal process to pursue?

What are the rules of engagement to achieve optimal outcome?

What is the optimal process of obtaining quality information upon which to make a decision?

How does the committee maintain strict confidentiality?

What are the costs of commencing a process that is not successful?

SITUATION OVERVIEW

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali investor considerations

Stock price has declined ~25% over the last year while the NASDAQ is up ~25%

Global IT spending outlook continues to remain under pressure

Limited near-term visibility on operating and financial performance

Significant PC weakness and share loss in key emerging markets that have historically been major growth drivers for Denali

Execution risks of business model transition from Server and PC to Enterprise solutions provider

Reliance on declining PC business to fund growth of Enterprise poses risk

Success in transitioning sales force to address sales execution missteps remains unproven

Missed Street expectations have put investors in a “wait and see mode” with increased focus on quarter-by-quarter execution and improved visibility

INITIAL PERSPECTIVES ON DENALI

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali historical and forecasted financial performance

Revenue ($ in billions)

CAGR CY08A-CY11A: 0.5%

CAGR CY11A-CY13E:

(3.3%)

$61.1 $52.9 $61.5 $62.1 $57.8 $57.52 $58.0

CY08A CY09A CY10A CY11A CY12E CY13E

Mgmt / Street

Street

Revenue by segment1

Client

S&P

ESG

Services

Software

9% 15% 17% 59%

11% 16% 18% 56%

12% 16% 17% 55%

13% 17% 16% 54%

1% 15% 18% 16% 50%

2% 15% 19% 16% 49%

CY08A CY09A CY10A CY11A CY12E CY13E

Mgmt

Operating income ($ in billions)

CAGR CY08A-CY11A: 11.6%

CAGR CY11A-CY13E:

(10.3%)

$3.7 $3.0 $4.1 $5.1 $4.1 $4.02 $4.1

CY08A

CY09A

CY10A

CY11A

CY12E

CY13E

% mgn: 6.0%

5.6% 6.7% 8.3% 7.0% / 7.0% 7.1%

Mgmt / Street

Street

EPS

CAGR CY08A-CY11A: 14.0%

CAGR CY11A-CY13E:

(7.8%)

$1.44 $1.05 $1.59 $2.13 $1.76 $1.702 $1.81

CY08A CY09A CY10A CY11A CY12E CY13E

Mgmt / Street

Street

Source: Company filings and plan, Wall Street research

Note: Denali’s January FYE assumed to be equivalent to December CYE of prior year; revenue, operating income and EPS projections in CY12E and CY13E based on Wall Street consensus

1 Historical segment breakdown based on Company filings and projected segment breakdown based on revised management plan for FY 2013 based on presentation to the Board of Directors on September 13, 2012

2 Revised management plan for FY 2013 based on presentation to the Board of Directors on September 13, 2012

INITIAL PERSPECTIVES ON DENALI

DENALI

J.P.Morgan

For Discussion Purposes Only
Strictly Private and Confidential

Denali's operating performance vs. peers

Select metrics

Segment	Company	CY10–11A rev. gr.	CY11–12E rev. gr.	CY12–13E rev. gr.	CY13E EBITDA mgn.	CY13E net mgn.	LT EPS growth rate
	Denali	0.9%	(6.9)%	0.3%	8.1%	5.5%	4.0%
	HP	0.0%	(4.1)%	(0.8)%	13.1%	6.9%	4.0%
PC	Apple	58.0%	37.1%	21.0%	37.5%	26.0%	20.0%
PC	Lenovo	35.5%	19.8%	14.0%	2.9%	1.8%	14.0%
PC	Asus	(10.6)%	8.4%	12.1%	5.9%	4.7%	9.6%
PC	Acer	(24.4)%	(0.9)%	8.4%	1.7%	1.0%	N/M
PC		Median: 12.5%/(10.6)%[2] Segment: 70.0%[1]	Median: 14.1%/8.4%[2] Segment: 65.8%[1]	Median: 13.0%/12.1%[2] Segment: 64.4%[1]	Median: 4.4%/2.9%[2]	Median: 3.3%/1.8%[2]	Median: 11.8%/9.6%[2]
Enterprise	EMC	17.6%	10.1%	10.6%	28.2%	17.8%	15.0%
Enterprise	Microsoft	8.5%	7.2%	7.7%	42.7%	31.4%	10.0%
Enterprise	NetApp	24.1%	8.0%	7.0%	19.0%	13.1%	15.0%
Enterprise	Cisco	7.3%	6.4%	6.0%	31.8%	21.3%	8.5%
Enterprise	Oracle	13.9%	4.4%	5.9%	50.2%	34.6%	12.0%
Enterprise	IBM	7.1%	(1.6)%	2.7%	27.0%	17.0%	10.0%
Enterprise		Median: 11.2% Segment: 16.6%[1]	Median: 6.8% Segment: 18.4%[1]	Median: 6.5% Segment: 18.6%[1]	Median: 30.0%	Median: 19.5%	Median: 11.0%
Services	Xerox	4.6%	(0.2)%	1.9%	14.7%	6.4%	1.2%
Services	CSC	(0.9)%	(1.2)%	(0.3)%	12.2%	2.7%	8.0%
Services		Median: 1.8% Segment: 13.4%[1]	Median: (0.7%) Segment: 14.8%[1]	Median: 0.8% Segment: 14.7%[1]	Median: 13.4%	Median: 4.5%	Median: 4.6%
Software	BMC Software	5.8%	4.2%	5.3%	38.2%	25.3%	8.8%
Software	Symantec	7.4%	2.6%	2.6%	32.4%	17.5%	9.0%
Software	CA	7.0%	1.2%	2.0%	37.8%	24.4%	10.0%
Software		Median: 7.0% Segment: nm[1]	Median: 2.6% Segment: 1.0%[1]	Median: 2.6% Segment: 2.3%[1]	Median: 37.8%	Median: 24.4%	Median: 9.0%

Source: Company filings, Company plan, Wall Street research, FactSet (market data as of 09/12/12)
Note: Companies sorted by CY2012 – 13E revenue growth in descending order; performance metrics are based on non-GAAP financials excluding stock-based compensation, amortization of acquired intangibles and non-recurring items; Denali January FYE shown as calendar year; median excludes Denali and HP
[1] Represents segment contribution to total revenue; Historical segment breakdown based on Company filings and projected segment breakdown based on revised management plan for FY 2013 based on presentation to the Board of Directors on September 13, 2012
[2] Represents median excluding Apple

INITIAL PERSPECTIVES ON DENALI
DENALI
9
J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali’s share price performance

3-year stock price performance

$35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00

Disappointing Q3 fiscal 2010 results; driven by corporate PC exposure; recovery driven by consumer and emerging markets

Recovery in stock price is driven by x86 server upgrades and corporate PC / notebook refresh cycle

Volatility in revenue and margins continues to be an ongoing concern

Growing revenue and margin contribution from ESS a positive, but sales execution issues and weak PC sales weigh on stock

PC 90.2%/24.0%3

NASDAQ 49.7%

Enterprise 37.8%

Denali (35.9%)

HP (61.0%)

Sep 2009 Sep 2010 Sep 2011 Sep 2012

Multiples ’09-’10 ’10-’11 ’11-’12

NTM P/E1 NTM P/E1 NTM P/E1

Denali

11.3x 9.0x 7.2x hp 10.6x 7.5x 5.4x

PC 15.5x /12.7x3 12.4x /11.3x3 11.7x /11.6x3

Enterprise 14.9x 14.2x 12.1x

EPS

Revenue

Earnings Results

Results vs. street Fwd guidance vs. street2 Results vs. street

Q3 FY10

Q4 FY10

Q1 FY11

Q2 FY11

Q3

FY11

Q4

FY11

Q1

FY12

Q2

FY12

Q3

FY12

Q4

FY12

Q1

FY13

Q2

FY13

Source: FactSet as of 09/12/12

Note: HP and NASDAQ indexed to Denali’s stock price of $16.60 on 09/11/09; PC includes Acer, ASUSTek, Apple, Lenovo; Enterprise includes Cisco, EMC, IBM, Microsoft, NetApp, Oracle

1 Based on average NTM P/E over a 1-year period beginning in September of the prior year

2 Compares Management guidance vs. consensus guidance

3 Excludes Apple

INITIAL PERSPECTIVES ON DENALI

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali trading analysis vs. peers

CY13E FV/revenue

CY13E FV/EBITDA

Cash adj. CY13E FV/EBITDA1

CY13 P / E

Denali

0.3x 3.2x 4.0x 5.9x

hp

0.5x 3.6x 3.8x 4.2x 2.6x 7.0x 7.4x 12.3x

ASUS

0.3x 5.5x 5.5x 10.5x

PC

lenovo

0.1x 4.1x 4.1x 12.0x

acer

0.1x 4.0x 4.0x 15.5x

Median: 0.2x/0.1x2 Median: 4.8x/4.1x2 Median: 4.8x/4.1x2 Median: 12.2x/12.0x2

ORACLE

3.7x 7.3x 7.6x 11.5x

Microsoft

2.6x 6.1x 6.6x 9.7x

IBM

2.4x 8.9x 9.0x 12.2x

EMC2

2.2x 7.7x 7.9x 14.0x

Enterprise

CISCO

1.5x 4.8x 5.8x 9.5x

NetApp

1.4x 7.3x 7.9x 15.0x

Median: 2.3x Median: 7.3x Median: 7.8x Median: 11.9x

Xerox

0.8x 5.6x 5.6x 6.6x Services

csc

0.4x 3.7x 3.7x 12.3x

Median: 0.6x Median: 4.6x Median: 4.7x Median: 9.4x bmcsoftwar

2.7x 7.1x 7.4x 11.5x

ca 2.4x 6.4x 6.6x 10.4x

Software symantec

1.8x 5.7x 6.0x 10.9x

Median: 2.4x Median: 6.4x Median: 6.6x Median: 10.9x 3-year NTM FV/EBITDA

15.0x 12.0x 9.0x 6.0x 3.0x 0.0x

Denali HP PC Enterprise Average Denali HP PC Enterprise Current

3.2x 3.6x 6.0x 6.9x 1-year 3.6x 4.0x 6.3x 6.8x 2-year 3.8x 4.4x 6.8x 7.6x 3-year 4.1x 5.0x 7.4x 8.0x 6.9x 6.0x/ 5.2x2 3.6x 3.2x

09/11/09 04/18/10 11/23/10 07/01/11 02/05/12 09/12/12

3-year NTM P/E 30.0x 25.0x 20.0x 15.0x 10.0x 5.0x 0.0x Denali HP PC Enterprise Average Denali HP PC

Enterprise Current

5.9x 4.3x 12.1x 12.3x 1-year 7.2x 5.4x 11.7x 12.1x 2-year 8.2x 6.5x 12.1x 13.2x 3-year 9.2x 7.9x 13.2x 13.7x 12.3x 12.1x/ 11.8x2 5.9x 4.3x

09/11/09 04/18/10 11/23/10 07/01/11 02/05/12 09/12/12

Source: Company filings, FactSet (market data as of 09/12/12)

Note: Performance metrics are based on non-GAAP financials excluding stock-based compensation, amortization of acquired intangibles and non-recurring items; Denali January FYE shown as calendar year; median excludes Denali and HP

1 Firm value adjusted for repatriation of foreign cash, assuming a friction cost of 35%

2 Excluding Apple

INITIAL PERSPECTIVES ON DENALI DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali shareholder base evolution

Fund-level shareholder style evolution

06/30/09

Other 11% Income 8% Value 32% Growth 23% GARP 26% 06/30/12 Other 14%

Income 11% Value 42% Growth 17% GARP 16% Shareholder base mix relative to peers Growth

GARP Value Income

Other

14% 11% 42% 16% 17% 12% 14% 32% 11% 31%

9% 6% 14% 8% 63% 35% 9% 17% 9% 30% 11% 6% 16% 8% 59% 9% 18% 50%

10% 13% 12% 23% 21% 7% 37% 10% 24% 29% 13% 24% 14% 3% 25% 10% 48% 11% 19%

23% 11% 36% 5% 21% 45% 16% 13% 6% 14%

48%

23%

9%

10%

3%

48%

7%

32%

8%

28%

36%

14%

14%

12%

8%

42%

16%

22%

Denali

Peer avg.

CISCO

EMC2

hp

IBM

Microsoft

NetApp

ORACLE

CSC

Xerox

bmcsoftware

ca

technologies

symantec

PC

Enterprise

Services

Software

Source: Thomson One as of latest filings; excludes broker-dealers, venture capital/private equity, and index investors

INITIAL PERSPECTIVES ON DENALI

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Key challenges and opportunities for Denali going forward

Key challenges

Key opportunities

Industry

PC business

Enterprise

Other

Global IT spending outlook continues to remain under pressure

Continued industry consolidation

Continuing macroeconomic headwinds and secular pressure on PC business

Long-term cost competitiveness vs. major competitors

Uncertain market acceptance of new Windows 8 products in light of key secular trends

Tablet and smartphone strategy as market continues to accelerate adoption

Transition of Enterprise business to solutions provider

Effective sales force transition

Success in leveraging PC business to fund growth of Enterprise business

Effective integration of recent acquisitions and value generation from organic and inorganic initiatives

Limited U.S. cash balance and cash flow generation to fund future dividends, share repurchases and acquisitions

Opportunity to disrupt competition by directly aligning solutions and strategy to key IT trends and emerging customer needs

Leverage size and financing resources to continue to acquire key companies and technologies

Potential benefit from corporate PC refresh cycle

Continue to rationalize cost base

Re-entry into the tablet market with Windows 8-based device provides opportunity for upside

Focus on solutions for mid-market that scale to large and small customers

Opportunity to leverage Denali’s strong brand

Successful transition from PC to Enterprise could drive meaningful improvement in growth and margin profile

Creation of new Software Solutions Group provides opportunity for growth and margin expansion

Differentiated ability to serve mid-market customers

Significant organic and inorganic opportunities across Enterprise and Services

Ability to target meaningful offshore M&A opportunities

INITIAL PERSPECTIVES ON DENALI

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

J.P. Morgan due diligence process to date

Submitted an initial list of questions on August 29th

Diligence focus areas

Business strategy

Financial plan

Separation alternatives

Cash

Denali Financial Services

Capital structure

Met Denali management in Austin on September 5th for a preliminary review of the business and discussion of due diligence scope

Ongoing receipt of information, conference calls, diligence review and compilation of a dataroom

Initial discussion of process and timing for revised forecast scenarios with management on September 13th

In the process of scheduling meetings with CFO / management to cover

Re-forecast scenarios, sales re-organization and client business strategy

Structuring and cash repatriation

Denali Financial Services

DUE DILIGENCE CONSIDERATIONS AND UPDATE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Initial observations and considerations

Observations

Lack of visibility into business performance and difficulty in effectively forecasting the business

Reinvestment plans are largely based on cost savings initiative

Challenges facing the PC business from both a competitive and secular perspective

Considerations on workstream

Timing of revised business plan scenarios / detailed operating models

Ability to limit tax leakage in repatriation of cash

Feasibility and assessment of the financial impact of various separation considerations

DFS business and working capital movements could be significant drivers of value

DUE DILIGENCE CONSIDERATIONS AND UPDATE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Observations and challenges of fiscal 2013

Key observations

Q2 fiscal 2013 - Aug 2012

Management presented Q2 mid-quarter update and plan to the Board on July 12th

Revenue and gross margin both trending behind with strong close required to meet plan

Q2 results came in significantly lower than July 12th plan with less than three weeks left in the quarter

Revenue: $14.5bn vs. $15.3bn (-5.3%)

EPS: $0.50 vs. $0.52 (-3.8%)

Street guidance for Q3 and fiscal 2013 were lowered

Q3 revenue: 2-5% q-o-q decline, below normal seasonality

Fiscal 2013 EPS: Lowered to $1.70 from $2.13

Key challenges

Persisting macroeconomic challenges and weakness in Western Europe

Understanding if growth and visibility challenges are cyclical or secular

Unfavorable PC market and competitive dynamics in emerging markets, particularly India and China

Linear growth from seasonal education and federal budgets did not materialize

Channel inventory drawdown in advance of Windows 8 transition

Q1 fiscal 2013 - May 2012

Q1 results came in below Street consensus

Revenue: $14.4bn vs. $14.9bn (-3.2%)

EPS: $0.43 vs. $0.46 (-6.5%)

Street guidance for Q2 and fiscal 2013 were in-line

Q2 revenue: 2-4% q-o-q growth, in-line with historical rates

Fiscal 2013 EPS: Unchanged at $2.13

Sales execution issues

Ongoing pricing pressure in Client business

Continuing shift to tablets and smartphones

Source: Company filings and plan Financial Framework presentation to the Board of Directors on July 12, 2012 with company plan

DUE DILIGENCE CONSIDERATIONS AND UPDATE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Anatomy of an LBO - structure

In an LBO transaction an acquirer (“financial buyer” or “sponsor”) purchases a company with a relatively small amount of equity and significant use of debt

Debt is typically funded from 2 or more sources:

1st tranche of bank / senior debt and will also include an unfunded revolving credit facility for working capital needs

2nd tranche of high yield debt

Occasionally a mezzanine debt tranche is introduced in place of high yield

Sponsors seek to generate returns on their equity investment and use financial leverage to increase potential returns

A sponsor typically would expect to realize a return within 3 to 5 years via an outright sale, public offering or recapitalization

Financial buyers evaluate investments with an internal rate of return (IRR) analysis, which measures return on equity

Multiple of cash invested (e.g. 2.0x) is also a key parameter, particularly for larger transactions

IRR will be used as the primary means to determine the appropriate purchase price by a sponsor and will be impacted by:

Financial projections

Debt capacity / amount of sponsor equity

Realistic exit opportunity and assumptions

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J.P.Morgan

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Anatomy of an LBO - value creation

A financial sponsor has 4 primary levers with which to create value:

1 Use of an efficient capital structure

2 Operational enhancement

3 Extraction of value from non-operating assets

4 Multiple expansion

1 Efficient capital structure: This is the primary way in which value is created and is achieved through the low cost of debt to finance the acquisition and minimize the higher cost of capital

Value of equity grows as debt is paid down

2 Operational enhancement: Can also create value by enhancing profitability of the business through organic growth, working capital enhancements, cost-cutting and realizing synergies from add-on acquisitions

3 Extraction of value from non-operating assets: In conjunction with the base levers, financial buyers occasionally put in place aggressive structures with respect to real estate, IP and ability to access / transfer cash in a more tax-efficient manner (e.g. re-domiciling in a foreign jurisdiction)

4 Multiple expansion: In addition, expansion in potential market valuation multiples (i.e. buy low, sell high) can create value, albeit not controlled by the sponsor

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Key considerations for a leveraged buyout of Denali

Efficient structuring to limit tax leakage in repatriating cash to effect a transaction, as well as to efficiently fund debt pay-down over time

Potential negative sales impact within government customer base if redomiciled

Effect of a change-of-control transaction on outstanding debt

~65% of existing debt does not contain change of control provisions, thereby materially reducing the debt commitments and inherent cost of capital

Although untested post credit crisis, J.P. Morgan believes $10 billion of new debt capacity exists for a benchmark BB rated LBO

Denali debt capacity will be governed by the credit story and trends, achieving a BB rating profile and maximum leverage consistent with current enterprise value

Roll-over of existing debt will help with the capital structure and cost of capital

Quantum of equity and potential number of sponsor participants required

Depending on founding shareholder equity contribution, may require largest equity check in LBO history

Typically would not see a single sponsor commit more than $2 billion in a single transaction

Limited post-crisis history of multi-party “club” consortium deals due to governance complexity

The terms of an initial proposal from the founding shareholder will inform us substantially on next steps and will dictate amount of debt as well as potential number of participants per consortium

Post buy-out funding strategy for DFS

Management’s business plan / projected financial performance

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J.P.Morgan

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High yield market observations

High yield market overview

2012 Global High Yield New Issuance Stats ($

equivalent):

1Q:

$119.6bn - busiest quarter ever

2Q:

$46.4bn

10.5% 10.0% 9.5% 9.0% 8.5% 8.0% 7.5% 7.0% 6.5%

12/31/11: 8.44%

Irish referendum on EU fiscal pact: May 31st

Greek elections: June 17th

EU Summit: June 28th - 29th

FOMC decision: August 1st

ECB rate decision: August 2nd

U.S. Employment: August 3rd

Republican Convention: August 27th - 30th

Democratic Convention: September 3rd - 6th

All-time tight

9/11/12: 6.69%

U.S. Presidential election: November 6th

U.S. Fiscal cliff: December 31st

Event Risks

$20.0 $18.0 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Improved technicals in the high yield market coupled with a more settled macroeconomic picture have created favorable new issue conditions in the primary market

The high yield and leveraged loan markets are very strong and are at the lowest yields since the indexes have been tracked. However there are event risks in coming months, ranging from Europe to fiscal policy in the United States, which can impact the yield in and depth of the market

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Precedent large go-private transactions

Transaction value ($ in millions)

Pre-crisis

Equity check

New funded debt

Post-crisis

$25,404 20,438 4,966

$16,550 9,450 7,100

$29,692 22,399 7,293

$38,150 29,850 8,300

$26,300 21,700 4,600

$17,708 14,025 3,683

$5,793 3,000 2,793

$3,379 1,992 1,387

$3,950 2,350 1,600

$4,207 2,650 1,557

$4,315 2,715 1,600 $5,700

4,100 1,600

$3,312 2,390 922 $6,406 4,718 1,688

$3,655

2,025

1,630

HCA

Hospital Corporation of America

freescale

FIRST DATA

TXU

alltel

Harrahs

ims

INTELLIGENCE.

APPLIED

Interactive Data

NBTY

BURGER KING

COMMSCOPE

Del Monte

Quality

EMERGENCY

MEDICAL SERVICES

KCI

The Clinical Advantage

PPD

Date

Oct-06 Nov-06 Sep-07 Oct-07 Nov-07 Jan-08 Feb-10 Jul-10 Sep-10 Oct-10 Jan-11 Feb-11 Mar-11 Oct-11 Nov-11

New funded debt

20,438 9,450 22,399 29,850 21,700 14,025 3,000 1,992 2,350 2,650 2,715 4,100 2,390 4,718 2,025

Total leverage

6.4x 5.2x 8.7x 6.7x 7.9x 8.9x 5.3x 6.5x 4.9x 5.9x 5.2x 6.5x 6.2x 6.3x 5.8x

Equity 4,966 7,100 7,293 8,300 4,600 3,683 2,793 1,387 1,600 1,557 1,600 1,600 922 1,688 1,630 % equity 15.0% 42.7%

24.6% 19.1% 16.1% 16.9% 48.2% 41.0% 40.5% 36.4% 37.0% 28.0% 27.8% 26.4% 44.6% Total capitalization 33,106

16,613 29,692 43,474 28,600 21,738 5,793 3,379 3,950 4,278 4,323 5,706 3,312 6,406 3,655

# of sponsors 4 4 1 2 2 2 2 2 1 1 1 3 1 1 2

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J.P.Morgan

For Discussion Purposes Only

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Precedent large high yield bonds and leveraged loans

Largest High Yield Offerings Post-Crisis ($mm)

$3,000 04/08/10 $3,250 12/07/10 $3,750 04/29/11 $3,000 05/04/11 $3,470 05/12/11 $2,750 07/14/11

$4,000 11/04/11 $3,167 03/21/12 $4,000 05/14/12

Issuer Amount Issue Ratings

AGFC $3,000 CCC/Caa1

Intelsat $3,250 BB-/B1

Springleaf $3,750 B+/B2

Chrysler $3,000 BB-/Ba2

Asurion $3,470 B-/NR

Royalty Pharma $2,750 BBB-/Baa2

Sprint $4,000 Ba3 / BB-

Infor $3,167 B+/Ba3

Chesapeake Energy $4,000 BB-/Ba3

Largest Loan Offerings Post-Crisis ($mm) $3,643 07/01/09

$3,869 11/17/09 $2,755 03/24/10 $3,000 10/25/10 $3,660 11/18/10 $3,000 07/26/11 $3,250 02/02/12 $2,750 04/10/12

$3,000 07/31/12 ow

Issuer Amount Corp Ratings

Wind Telecom $3,643 B2 / BB-

Unitymedia Hessen $3,869 B1 / BB-

Lyondell Chemical $2,755 Ba2 / BB+

Petroleos de Venezuela SA $3,000 B2/ B+

Wind Acquisition Finance S.A. $3,660 Ba2 / BB-

HCA $3,000 Ba3 / BB

CIT Group $3,250 B2 / B+

EP Energy $2,750 B2 / B

CIT Group $3,000 B1 / BB-

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J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Putting the equity check in historical context

$ in millions

Sponsor	Investment	Estimated equity commitment[1]
Bain Capital	HCA	$1,500
The Blackstone Group	Hilton	$5,500
The Carlyle Group	CommScope	$1,750
Sponsor A		
Permira	freescale semiconductor	$1,000
Silver Lake	skype	~$1,000
Sponsor B		

Commentary

- **Depending on the size of the investment from the founding shareholder's private investment fund, an LBO would require a consortium of financial sponsors**
- **Sponsors may be able to increase equity commitments through co-investment by LPs (e.g. pensions, sovereign wealth, etc.)**
- **Sponsors are often wary of equity investments greater than ~10% of current fund size**
- **Funds typically have limitations on the percentage of fund assets that can be committed to a single investment**

Note: Based on publicly available information
[1] Includes LP co-investment, if any

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J.P.Morgan

For Discussion Purposes Only
Strictly Private and Confidential

Illustrative financing structure of a potential take-private

3.5x leverage, 35%[1] premium to current ($14.36 / share)

Sources and uses ($ in millions)

Sources	Amount	Uses	Amount
Balance sheet cash	$14,500	Current equity value	$18,929
OpCo - New guaranteed secured debt	$1,580	Control premium	$6,646
OpCo - New guaranteed unsecured debt	$8,355	Existing debt	$9,150
HoldCo - Unguaranteed rolled debt	$5,900	Minimum cash	$4,500
Founding shareholder equity	$3,947	Restricted cash	$1,500
Southeastern AM equity	$1,905	Repatriation taxes	$2,817
New equity	$7,705	Fees and expenses	$350
Total sources	$43,892	Total uses	$43,892

Pro forma capitalization ($ in millions)

	Amount	% cap	Pricing	xLTM EBITDA[2]
Cash	$6,000			
OpCo - New guaranteed secured debt	(B) $1,580	5%	L+350	0.35x
OpCo - New guaranteed unsecured debt	$8,355	28%	7.00%	1.85x
Total OpCo debt	$9,935	34%		2.20x
HoldCo - Unguaranteed rolled debt	(A) $5,900	20%	4.23%	1.30x
Total pro forma debt	$15,835	54%		(D) 3.50x
Founding shareholder equity	$3,947			
Southeastern AM equity	$1,905			
New equity	$7,705	(C)		
Total equity	$13,557	46%		
Total capitalization	$29,392			6.50x

Note: Assumes transaction date of 1/31/13. Debt and cash as of 1/31/13

[1] Purely illustrative

[2] EBITDA multiple based on FY2013 PF EBITDA of $4,524mm

[3] New Secured debt is limited to 10% of Consolidated Net Tangible Assets

Key commentary

- (A) $5.9 billion of existing debt, with attractive cost of capital, do not contain change of control provisions, can remain in the pro forma capital structure and will become junior to all new debt
- (B) The amount of new secured debt will be based on capacity within the existing bonds that can be secured[3]
- (C) The minimum equity check, including rolled common equity, could be in the 40-50% range
- (D) Lenders will require public ratings on Denali – would be previewed prior to a public launch – likely BB / BB- rating

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J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Illustrative LBO analysis

3.5x leverage, 35%1 premium to current ($14.36 / share) A B C

Low Mid High Benchmarking vs. Historical Denali 1-year 3-year

FY13 FY10-13 CAGR FY13E-FY19E Revenue CAGR

0.0% 3.0% 5.0% (6.9%) 3.0% FY13 AVG. FY11-13

FY16E Revenue $57.8bn $63.2bn $66.9bn $57.8bn $60.5bn

FY16E EBIT margin FY13 AVG. FY11-13 (steady state)

6.8% 8.1% 9.4% 7.0% 7.4%

Implied FY14E NTM average EV / EBITDA

4.5x 4.1x 3.8x 3.7x 4.2x

FY18E Debt / LTM

LTM

LTM average

EBITDA

0.7x

0.4x

0.3x

2.0x

1.6x

3-year IRR2

8.7%

20.5%

29.4%

NA

5-year IRR2

10.9%

19.6%

25.7%

NA

Note: Any potential cost synergies implied in achieving steady state EBIT margin

1 Purely illustrative

2 Assumes exit multiple equals entry multiple

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J.P.Morgan

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Potential financial sponsor investor universe

Financial sponsor buyer selection criteria considered

- **Established IT and technology expertise and funding capability**
  - Direct and indirect IT investment experience
  - Appetite for significant operations restructuring
  - Fund size and capability to invest

Tier 1 sponsors

Sponsor	Fund size ($mm)	Selected investments: Computer Hardware	Selected investments: Enterprise Software	Selected investments: IT Services	Selected investments: Co-location / Data Center
Bain Capital	10,000	GOME Electrical Appliances Holdings	Applied Systems, MYOB, Siemens Product*	HCA InfoTech, FleetCor Technologies, SunGard, WorldPay	–
The Blackstone Group	16,200	–	Gemini Voice Solutions*, Retail Pro*, StorageApps*	Aveo*, CMS Info,	–
The Carlyle Group	13,700	Cirrascale*, Calypso	Blackboard, Broadleaf, DBC, NextRound, Open Solutions, SS&C	ARINC, BDM*, Booz Allen, Open Solutions, Vivid, Syniverse*	Arsys Internet, CoreSite, Equinix*
Sponsor A					
Permira	12,200	Kleindienst Group*	Genesys Telecom, Informiam, NDS Group*	GFI Informatique*, NetDesigns, TDC, Teleca*	–
SilverLake	9,400	Avaya Communication, Acer	Interactive Data Corp, Octel Communication., Siemens Product*	Burton, Gartner, Mercury Payment, SunGard, Xoriant	Network Computing
Sponsor B					

Source: Capital IQ, Preqin, company websites
Note: All funds in USD, Assumes conversion of $1.27 USD / EUR as of 09/10/12
* Denotes past investment

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Potential financial sponsor investor universe (cont'd)

Tier 2 sponsors

Sponsor	Fund size ($mm)	Selected investments: Computer Hardware	Selected investments: Enterprise Software	Selected investments: IT Services	Selected investments: Co-location / Data Center
Advent International	8,400	Acer, Gateway*, GES, Huntington Holdings	Aspen Technology, Aspentech, Manna, Sophis*, TransUnion	AllStar, Gemini, Hyprotech, Synergon*, Vantiv, VeriFone Systems*	–
APOLLO	14,500	Avaya Communication, Concurrent Computer*	Hansen Info Tech, Infor Global Sol., Kronos, SSA Global Tech	First Data*, Booz Allen, Expert Global, SRA International*	–
Apax PARTNERS	11,400	GE Fanuc Intelligent Platforms*, Crescendo Networks*	Autonomy Corp*, Epicor Software, I-impact, RealPage	iGate, Computacenter*, Network Insight, TesCom Software*, TIVIT	–
BC Partners	6,500	–	Northgate Information Solutions*	Amadeus IT Holdings*	–
Service Canada (Canada Pension Plan)	165,800	Acer, Apple, ASUSTek, Hewlett-Packard, Lenovo	Adobe Systems, Autodesk, BMC Software, CA, Microsoft, Oracle, SAP	Accenture, Xerox	Cisco, Citrix, EMC, IBM, NetApp
CVC Capital Partners	13,700	SMTS Goupil*	Certipost, PT Link, Raet,	HP Customer Delivery*, LSF network*, Speos, Volker Wessels	–
HELLMAN & FRIEDMAN LLC	8,800	–	Care Business Sol., Epicor Software, Kronos, OpenLink Financial	FutureVision Technologies, Pinnacle Computer Systems	–

Source: Capital IQ, Preqin, company websites
Note: All funds in USD, Assumes conversion of $1.27 USD / EUR as of 09/10/12
* Denotes past investment

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Potential financial sponsor investor universe (cont'd)

Tier 2 sponsors (cont'd)

Sponsor	Fund size ($mm)	Selected investments: Computer Hardware	Selected investments: Enterprise Software	Selected investments: IT Services	Selected investments: Co-location / Data Center
Teachers' Pension Plan (Ontario)	117,100	Apple, Hewlett-Packard, Intel	Microsoft	–	Cisco
Providence Equity	12,100	Calypso, CDW	Blackboard, Liberty FiTech, Open Solutions, SunGard Capital	NetDesign, Open Solutions, Survey Sampling, SunGard, SRA Int'l	–
THL Partners	8,100	–	eFunds, Metavante Technologies, Penley, SunGard Capital	Fidelity N.I.S., eFunds, Metavante, MoneyGram, SunGard Capital	–
Warburg Pincus	15,000	Industrial Vision Systems, Kontron AG, Nuance Communications	Interactive Data Corp, Intuit*, Ness Technology*, Siemens Product	Firstsource Solutions*, Fidelity N.I.S., Metavante, ULS Group	1&1 Internet, Fasthosts, InterNet, IPOWER, Spectranet

Other equity sponsors

Kuwait Investment Authority

QIA Qatar Investment Authority

Mubadala

Temasek Holdings

Source: Capital IQ, Preqin, company websites
Note: All funds in USD, Assumes conversion of $1.27 USD / EUR as of 09/10/12
* Denotes past investment

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Potential strategic buyers

Potential strategic buyers

CISCO

Google

Intel

ORACLE

EMC2

IBM

Microsoft

SAP

Rationale

Growing Enterprise and Software assets that can drive value into the future

Attractive Services business, particularly in health care and public sectors

Potential for revenue and cost synergies

Attractive valuation relative to historical levels

Increase scale meaningfully while preventing Denali from trading away to a competitor

Considerations

Strategic rationale to enter PC market

Size of transaction despite recent decline in valuation

Lower relative growth and margin profile

Overlap with business and products

INITIAL OBSERVATIONS ON TRANSACTION FEASIBILITY

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update

Initial observations on transaction feasibility

Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Process alternatives

A

Wait for an offer to materialize / evaluate / do not approach others pre-signing

B

Wait for an offer to materialize / evaluate / approach others

C

Reach out to other 3rd parties now

Merits

Highest degree of confidentiality

Ability to most effectively control process / information

Protect management bandwidth

Does not jump the gun if offer does not materialize

Offer will inform us substantially on how to carry the process

Ability to control process / information

Speed

Brings all parties to same timetable

Accelerates path to “creating” competitive tension

Considerations

Forced to rely on “go shop” for entire market check

Lack of competition for “Signing” group

Other parties’ ability to come up to speed on business and partnership dynamic and effectively compete during go-shop

Perception initial group has preferential treatment

Potentially results in a longer process if decision is made to pursue a transaction

Other parties’ ability to quickly come up to speed on business and partnership dynamic

Risk of leak significantly increases

Perception of full sale process enhances business risk if transaction doesn’t crystallize

Broader sharing of confidential information

Management bandwidth

Will be reaching out prior to determination of value

PROCESS AND NEXT STEPS

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

J.P. Morgan’s recommended process

Prepare for third-party diligence and decide with the Committee what information to share with the founding shareholder and other parties currently under NDA

In parallel J.P. Morgan to fully evaluate other strategic alternatives and also affirm feasibility / capital structure analysis of an LBO

Review initial findings with the Special Committee and arrive at a view on floor valuation necessary to engage

Provide view on market and capital structure guidance

If a concrete proposal materializes, evaluate vs. potential alternatives including stand alone strategy

If the Board decides to proceed / negotiate, consider contacting other parties and engaging in a process to maximize shareholder value

Maintain the founding shareholder as a neutral party, accessible to all potential buyers

Limit to a handful of the most logical, financially capable and motivated buyers to protect management bandwidth and confidentiality as well as ensure timing and pricing discipline

Evaluate the pros and cons of approaching potential strategics

PROCESS AND NEXT STEPS

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Decision framework

Initial approach

Offer received

Internal due diligence, valuation and feasibility assessment

No offer received

Determine action, if any

Reject

Negotiate initial offer

Explore various alternatives

Accept

Reject

Sale process

Other alternatives (Recap, divestitures etc.)

Status Quo

“Go shop”

Negotiate initial offer

Negotiate with third party

Execute other alternative

Status Quo

Accept/ reject

Accept/ reject

J.P. Morgan will help frame the issues and provide the Special Committee with the context and tools to determine a course of action

Represents current phase of the process

PROCESS AND NEXT STEPS

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Near–term process B roadmap for the Special Committee

We believe that a 3-4 week process will appropriately balance the competing priorities of speed / minimizing corporate distraction with thoughtful and deliberate exploration of alternatives

Phase I – organize

	Status
Form Special Committee	✓
Hire legal advisors	✓
Hire financial advisors	✓
Obtain access to critical information including business plan	Underway
Develop timetable and agree on objectives	Underway
Determine other sponsors to potentially approach	Underway
Determine if and which strategic parties to potentially approach	Underway
Prepare data room for in-person diligence sessions	Underway

Phase II – engage

- Separately engage with founding shareholder, Sponsor A and SLP and share information
- Evaluate the potential alternatives including stand alone strategy or other possible transactions
- Receive formal terms of proposal – price, structure, etc.

Phase III – analyze and optimize

- Assess proposal thoroughly
- Allocate adequate time to review analysis while keeping in mind potential disclosure obligations
- Develop a response
- Potential outcomes:
  - Rejection of proposal
  - Broaden scope of process
  - Negotiate with bidding group, or
  - Pursue an alternative transaction / corporate action

3 weeks (Phases I–II) | **1 week** (Phase III)

Week of 9/17 — ***10/15*** — ***10/19***

PROCESS AND NEXT STEPS

DENALI

36

J.P.Morgan

For Discussion Purposes Only Strictly Private and Confidential

Detailed timeline – process B

Illustrative timeline

September September September

October

October

October

10 11 12 13 14 17 18 19 20 21 24 25 26 27 28 1

2 3 4

5

8 9 10 11

12 15 16 17 18 19

1. Finalize timetable and objectives

2. Prepare data room and forecasts

3. J.P. Morgan ongoing review and evaluation of all potential alternatives

4. Prepare for in-person diligence sessions between management and sponsors

5. Share information with Sponsor A and SLP

6. Host management meetings with Sponsor A and SLP

7. Convey views on market leverage and process guidance to founding shareholder, Sponsor A and SLP

8. Tentative Board Meeting to review strategic alternatives and update on process

9. Receive formal proposal

10. Board Meeting to evaluate proposal

P R O C E S S A N D N E X T S T E P S

= Columbus Day

D E N A L I

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Agenda

Situation overview

Initial perspectives on Denali

Due diligence considerations and update Initial observations on transaction feasibility Process and next steps

Appendix

Page

3

6

14

18

32

38

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Trading metrics

$ in millions, except per share data

Company name	Share price (09/12/12)	% 52-wk high	Market cap	Firm value	FV / Revenue CY12E	FV / Revenue CY13E	FV / EBITDA CY12E	FV / EBITDA CY13E	P / E CY12E	P / E CY13E	P / E / G CY12E	P / E / G CY13E	LT EPS Growth
Denali	$10.64	58%	$18,929	$15,033	0.3x	0.3x	3.3x	3.2x	6.0x	5.9x	1.5x	1.5x	4.0%
Hewlett-Packard	$17.99	60%	$36,301	$56,945	0.5x	0.5x	3.6x	3.6x	4.4x	4.2x	1.1x	1.1x	4.0%
PC													
Apple	$669.79	98%	$642,276	$525,055	3.2x	2.6x	8.5x	7.0x	14.5x	12.3x	0.7x	0.6x	20.0%
Lenovo	$0.79	80%	$8,228	$4,503	0.1x	0.1x	5.0x	4.1x	14.8x	12.0x	1.1x	0.9x	14.0%
ASUSTek	$10.32	93%	$7,770	$5,032	0.4x	0.3x	6.0x	5.5x	11.1x	10.5x	1.2x	1.1x	9.6%
Acer	$0.91	59%	$2,577	$1,195	0.1x	0.1x	6.5x	4.0x	32.6x	15.5x	nm	nm	(1.0%)
				Mean	**0.9x**	**0.8x**	**6.5x**	**5.2x**	**18.3x**	**12.6x**	**1.0x**	**0.9x**	**10.7%**
				Median	**0.2x**	**0.2x**	**6.3x**	**4.8x**	**14.7x**	**12.2x**	**1.1x**	**0.9x**	**11.8%**
Enterprise													
Microsoft	$30.78	94%	$266,956	$215,860	2.8x	2.6x	6.6x	6.1x	10.7x	9.7x	1.1x	1.0x	10.0%
IBM	$203.77	97%	$238,450	$258,990	2.5x	2.4x	9.6x	8.9x	13.5x	12.2x	1.3x	1.2x	10.0%
Oracle	$32.26	96%	$161,658	$147,855	3.9x	3.7x	7.9x	7.3x	12.5x	11.5x	1.0x	1.0x	12.0%
Cisco	$19.08	90%	$109,078	$76,711	1.6x	1.5x	5.1x	4.8x	10.1x	9.5x	1.2x	1.1x	8.5%
EMC	$27.31	91%	$60,763	$52,788	2.4x	2.2x	8.2x	7.7x	15.9x	14.0x	1.1x	0.9x	15.0%
NetApp	$35.20	76%	$13,517	$9,390	1.5x	1.4x	7.4x	7.3x	15.9x	15.0x	1.1x	1.0x	15.0%
				Mean	**2.4x**	**2.3x**	**7.5x**	**7.0x**	**13.1x**	**12.0x**	**1.1x**	**1.0x**	**11.8%**
				Median	**2.4x**	**2.3x**	**7.7x**	**7.3x**	**13.0x**	**11.9x**	**1.1x**	**1.0x**	**11.0%**
Services													
Xerox	$7.66	87%	$10,381	$18,863	0.8x	0.8x	5.8x	5.6x	7.1x	6.6x	5.8x	5.4x	1.2%
CSC	$33.06	99%	$5,201	$6,969	0.4x	0.4x	3.9x	3.7x	13.4x	12.3x	1.7x	1.5x	8.0%
				Mean	**0.6x**	**0.6x**	**4.8x**	**4.6x**	**10.3x**	**9.4x**	**3.8x**	**3.5x**	**4.6%**
				Median	**0.6x**	**0.6x**	**4.8x**	**4.6x**	**10.3x**	**9.4x**	**3.8x**	**3.5x**	**4.6%**
Software													
Symantec	$19.06	100%	$13,754	$12,771	1.9x	1.8x	5.8x	5.7x	11.7x	10.9x	1.3x	1.2x	9.0%
CA	$27.20	97%	$12,969	$11,726	2.5x	2.4x	6.5x	6.4x	11.2x	10.4x	1.1x	1.0x	10.0%
BMC	$42.67	96%	$7,189	$6,383	2.9x	2.7x	7.3x	7.1x	12.4x	11.5x	1.4x	1.3x	8.8%
				Mean	**2.4x**	**2.3x**	**6.5x**	**6.4x**	**11.8x**	**11.0x**	**1.3x**	**1.2x**	**9.3%**
				Median	**2.5x**	**2.4x**	**6.5x**	**6.4x**	**11.7x**	**10.9x**	**1.3x**	**1.2x**	**9.0%**

Source: Company filings, Wall Street research, FactSet (market data as of 09/12/12)
Note: Denali January FYE shown as calendar year

APPENDIX

DENALI

39

J.P.Morgan

For Discussion Purposes Only
Strictly Private and Confidential

Operating metrics

$ in millions

Company name		Revenue		Revenue growth		Gross margin		EBITDA margin		Net margin	
		CY12E	CY13E	'11-'12E	'12-'13E	CY12E	CY13E	CY12E	CY13E	CY12E	CY13E
Denali		$57,792	$57,992	(6.9%)	0.3%	22.2%	22.6%	7.8%	8.1%	5.4%	5.5%
Hewlett-Packard		$121,055	$120,089	(4.1%)	(0.8%)	23.2%	23.2%	13.1%	13.1%	6.7%	6.9%
PC											
Apple		$164,605	$199,121	37.1%	21.0%	43.7%	42.7%	37.4%	37.5%	26.5%	26.0%
Lenovo		$33,044	$37,683	19.8%	14.0%	11.3%	11.7%	2.7%	2.9%	1.7%	1.8%
ASUSTek		$14,018	$15,708	8.4%	12.1%	13.8%	13.6%	6.0%	5.9%	5.0%	4.7%
Acer		$15,863	$17,199	(0.9%)	8.4%	9.9%	10.1%	1.2%	1.7%	0.5%	1.0%
	Mean			**16.1%**	**13.9%**	**19.6%**	**19.5%**	**11.8%**	**12.0%**	**8.4%**	**8.4%**
	Median			**14.1%**	**13.0%**	**12.5%**	**12.6%**	**4.4%**	**4.4%**	**3.3%**	**3.3%**
Enterprise											
Microsoft		$76,982	$82,887	7.2%	7.7%	76.4%	76.3%	42.4%	42.7%	31.3%	31.4%
IBM		$105,203	$108,020	(1.6%)	2.7%	48.1%	48.7%	25.7%	27.0%	16.6%	17.0%
Oracle		$38,248	$40,498	4.4%	5.9%	79.0%	79.9%	48.7%	50.2%	34.0%	34.6%
Cisco		$47,257	$50,100	6.4%	6.0%	62.1%	61.5%	31.8%	31.8%	21.5%	21.3%
EMC		$22,032	$24,357	10.1%	10.6%	63.7%	63.9%	29.2%	28.2%	17.2%	17.8%
NetApp		$6,334	$6,777	8.0%	7.0%	60.6%	60.8%	20.0%	19.0%	13.1%	13.1%
	Mean			**5.8%**	**6.6%**	**65.0%**	**65.2%**	**33.0%**	**33.1%**	**22.3%**	**22.5%**
	Median			**6.8%**	**6.5%**	**62.9%**	**62.7%**	**30.5%**	**30.0%**	**19.3%**	**19.5%**
Services											
Xerox		$22,574	$23,005	(0.2%)	1.9%	31.9%	32.2%	14.4%	14.7%	6.4%	6.4%
CSC		$15,735	$15,681	(1.2%)	(0.3%)	17.7%	18.7%	11.4%	12.2%	2.4%	2.7%
	Mean			**(0.7%)**	**0.8%**	**24.8%**	**25.5%**	**12.9%**	**13.4%**	**4.4%**	**4.5%**
	Median			**(0.7%)**	**0.8%**	**24.8%**	**25.5%**	**12.9%**	**13.4%**	**4.4%**	**4.5%**
Software											
Symantec		$6,763	$6,939	2.6%	2.6%	84.1%	84.7%	32.3%	32.4%	17.3%	17.5%
CA		$4,774	$4,869	1.2%	2.0%	85.4%	85.2%	37.9%	37.8%	23.8%	24.4%
BMC		$2,236	$2,353	4.2%	5.3%	75.6%	76.1%	39.2%	38.2%	25.4%	25.3%
	Mean			**2.7%**	**3.3%**	**81.7%**	**82.0%**	**36.5%**	**36.1%**	**22.2%**	**22.4%**
	Median			**2.6%**	**2.6%**	**84.1%**	**84.7%**	**37.9%**	**37.8%**	**23.8%**	**24.4%**

Source: Company filings, Wall Street research, FactSet (market data as of 09/12/12)
Note: Denali January FYE shown as calendar year

APPENDIX
DENALI
40
J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Denali credit profile relative to peers

Debt / LTM EBITDA

PC

Enterprise

Services

Software

1.7x 2.2x 0.3x

Median: 0.0x

0.0x 0.0x N/M

Median: 1.1x

1.3x 1.3x 1.2x 1.0x 0.4x 0.3x 3.3x

N/M

Median: 1.1x 1.7x 1.1x 0.7x

Denali

hp

ASUS

lenovo

acer

NetApp

CISCO

IBM

ORACLE

Microsoft

EMC2

xerox

csc

symantec

bmcsoftware

ca

Rating:

A2/A- A3/BBB+

NR

NR

NR

NR

NR

A1/A+

Aa3/AA-

A1/A+

Aaa/AAA

NR/A

Baa2/BBB-

Baa2/BBB

Baa2/BBB

Baa2/BBB+

Baa2/BBB+

Source: FactSet

Credit highlights

Large scale business with strong liquidity profile and cash flow generation

Strong brand name and market position

Diverse revenue streams - products and geographies

Successful ongoing business model transition towards more stable and higher margin Enterprise business

Founder-led management team with deep industry experience and strong execution track record

Significant organic and inorganic growth opportunities within Enterprise Solutions and Services

APPENDIX

DENALI

J.P.Morgan

For Discussion Purposes Only

Strictly Private and Confidential

Key LBO assumptions

Assumes transaction date of 1/31/13

Debt and cash as of 1/31/13 based on Management estimates pro forma for Quest Software net acquisition costs

Assumes $14.5 billion of cash and $9.2 billion of debt

35% premium to current share price of $10.64 as of 9/12/12

Minimum cash of $4.5 billion and additional restricted cash of $1.5 billion

35% repatriation tax rate on available off-shore cash of $8.0 billion

Taxes based on Street estimates through FY14E

Assumes linear step-up thereafter to 23% per management guidance

Management promote of 1%

Preliminary estimates for financing and advisory fees

Existing notes / debentures roll into new capital structure, whereas structured financing and commercial paper are repaid

APPENDIX

DENALI

42

J.P.Morgan